                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       NATIONWIDE VARIABLE INSURANCE TRUST
                       -----------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

Important   Notice  Regarding  the  Availability  of  Proxy  Materials  for  the
Shareholder Meeting to be held on December 11, 2007

This  communication  presents  only  an  overview  of the  more  complete  proxy materials that are available to you on the Internet.  We encourage you to access and review all of the  important  information  contained in the proxy  materials before voting. The following materials are available for view:
Proxy Statement / Proxy Card
To view this  material,  have the  12-digit  Control #(s)  available  and visit:
www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed  documents you must request one. There is no charge to you for requesting a copy. To facilitate timely  delivery  please  make the  request  as  instructed  below on or  before
December 10, 2007. This election will apply to this and all future distributions of proxy  materials  related to your  account  until you  choose to revoke  this election.

To request material:
Internet:    www.investorEconnect.com
Telephone:   1-800-579-1639
**Email:     sendmaterial@investorEconnect.com

**If requesting material by e-mail, please send a blank e-mail with the 12 Digit
Control# (located on the following page) in the subject line.
Other requests, instructions and other inquiries will NOT be forwarded.

C/O  BROADRIDGE
51  MERCEDES  WAY
EDGEWOOD,  NY  11717

                    NATIONWIDE VARIABLE INSURANCE TRUST
                    Vote In Person
                    Please   check  the  meeting   materials   for  any  special
                    requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

                    Vote By Internet
                    To vote now by Internet,  go to  WWW.PROXYVOTE.COM.  Use the
                    Internet  to  transmit  your  voting  instructions  and  for electronic  delivery  of  information  up until  11:59  P.M.
                    Eastern Time on December 10, 2007.  Have your notice in hand when you access the web site and follow the instructions.

The Special Meeting of Shareholders
is to be held on December 11,2007 at 9:00 a.m.
at:    Nationwide Variable Insurance Trust
       1200 River Road
       Suite 1000
       Conshohocken, PA 19428

Please  call  1-888-366-0404  to  obtain  directions
to the Meeting location.

If  you  chose  to  revoke  your  consent  to  the   Householding   of  investor
communications, you may do so by calling 1-800-542-1061

To revoke  your  consent  you will  need the 12 digit  control  number  for each account you choose to revoke.  The 12 digit  control  number can be found on the following  page(s)  next to the label  Control  Number or in the box next to the arrow

Once you revoke your  consent to the  Householding  of investor  communications, each primary  account holder will begin  receiving  individual  copies within 30 days of your revocation.

Voting item

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   To  approve an  investment  subadvisory  agreement  among  Nationwide  Fund
     Advisors, Nationwide Asset Management, LLC, and the Trust, on behalf of the
     Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market Fund and
     Nationwide NVIT Money Market Fund II.